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                                                               EXHIBIT 99.1

                                  Mattel, Inc.
                           333 Continental Boulevard
                          El Segundo, California 90245

  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON           , 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                OF MATTEL, INC.

  The undersigned, revoking all prior proxies, hereby appoint(s) Jill E. Barad, Ned Mansour and John L. Vogelstein, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock, $1.00 par value per share, of Mattel, Inc., a Delaware corporation ("Mattel"), and Series C Mandatorily Convertible Redeemable Preferred Stock, $1.00 par value per share, of Mattel that the undersigned would be entitled to vote if personally present at the Special Meeting of
Stockholders of Mattel to be held at                                 on
          , 1999 at          , local time, and at any adjournment or
postponement thereof.

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

  This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Attendance of the undersigned at the meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicate his intent to vote in person.

  THE BOARD OF DIRECTORS OF MATTEL RECOMMENDS A VOTE FOR PROPOSAL 1.

  1. To approve and adopt an Agreement and Plan of Merger, dated as of December 13, 1998, between Mattel and The Learning Company, Inc., a Delaware corporation.
                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.



Mark here for address change and note below [_]

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  PLEASE DATE AND SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS PROXY. WHEN SHARES
ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF A CORPORATION OR A PARTNERSHIP, PLEASE SIGN BY AUTHORIZING PERSON.

                                             Date: ________________

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                                                  (Print Name)

                                             Date: ________________

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                                                  (Print Name)